Exhibit 99.1

Investor Presentation September 2022 Genie Energy Ltd (NYSE: GNE)

Safe Harbor Statement 2 This presentation contains forward - looking statements. Statements that are not historical facts are forward - looking statements and such forward - looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward - looking statements include: • statements about Genie’s and its divisions’ future performance; • projections of Genie’s and its divisions’ results of operations or financial condition; and • statements regarding Genie’s plans, objectives or goals, including those relating to its strategies, initiatives, competition, acquisitions, dispositions and/or its products and offerings. Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "g uid eline," "aim," "will," "should," “likely,” "continue" and similar expressions are intended to identify forward - looking statements but ar e not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward - looking statements and all such forward - looking statements are qualified in their entirety by reference to the following cautionary statements. Forward - looking statements are based on Genie’s current expectations, estimates and assumptions and because forward - looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond the Genie’s control. Such known and unknown risks, uncertainties and other factors may cause Genie’s actual results, performance or other achievements to differ materially from the anticipat ed results, performance or achievements expressed, projected or implied by these forward - looking statements. These factors include those discussed under the headings "Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations in Genie’s periodic filings made with the Securities and Exchange Commission. Genie cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward - looking statements. Forward - looking statements speak only as of the date they are made and are statements of Genie’s current expectations concerning future results, events and conditions and Genie is under no obligation to update any of the forward - looking statements, whether as a result of new information, future events or otherwise.

3 Genie Energy Highlights HQ Newark, NJ Key Leadership: CEO Michael Stein CFO Avi Goldin Chairman Howard Jonas Lead Independent Dir. Wesley Perry Employees ~150 Tickers (NYSE) GNE, GNEPRA *as of 6/30/22 ** includes $2M in preferred stock $353M Revenue 52.1% GM $112M Adj. EBITDA ~3.1% Dividend Yield (9/15/22) Trailing Twelve Months (TTM)* $7.8M Stock Repurchased**

4 Genie Energy at a Glance Genie is a leading domestic retail energy provider (REP) & emerging owner/developer of solar generation projects Genie Energy Ltd. Genie Retail Energy (GRE) Genie Renewables (GREW)

5 The Foundation Largest shareholder group has a consistent track record of building businesses & creating significant value for shareholders Company Market Value @9/14/09 Most Recent Market Value * Genie Energy (NYSE: GNE) 10/28/11 (Spin - off) $250M IDT Corp (NYSE: IDT) $53M $659M IDW Media (NYSE American: IDW) 9/14/09 (Spin - off) $21M Straight Path Communications (NYSE: STRP) 7/31/13 (Spin - off) $2,164M (sold to VZ 2/18) Rafael Holdings (NYSE: RFL) 3/26/18 (Spin - off) $53M Zedge (NYSE American: ZDGE) 6/1/16 (Spin - off) $44M Total $53M $3,191M * Based on Yahoo market value as of 9/19/22

Investment Thesis 6 Proven cash generation from GRE through diverse commodity & economic market environments Core GRE profit growth + emerging growth optionality in renewables Portfolio & customer management drives enhanced FCF for growth investments & shareholder value creation strategies Strong, debt - free balance sheet provides strategic flexibility

Genie’s Growth Strategy 7 Expand U.S. retail operations to spur organic growth Grow vertically integrated solar & renewables solutions businesses Identify new markets for expansion I ntroduce new products into existing, successful marketing channels

GENIE RETAIL ENERGY (GRE)

GRE: US Market Opportunity & Dynamics 9 Competition Incumbent utility & other REPs 28 Deregulated Markets (State x State regulatory structure) Role of Utilities Distribution & Billing (most markets)

GRE Value Creation Multiple sales channels to residential & small commercial Diverse portfolio of products highlighted by green energy, variable & fixed rate plans Deep data analysis to identify market opportunities & optimize offerings Hedging strategies reduce commodity volatility risk Utilities assume bad debt risk in most markets Geographic diversity reduces weather/regulatory risks Superior customer service Customer rewards program Customer Acquisition Model Risk Management Customer Retention 10 Attractive margin & cash flow cycle Targeted payback period tailored to product & customer type = Attractive Financial Returns

Hedging Program Provides Portfolio Optionality » Increased long position heading into the Winter months » Global geo - political & economic circumstances led to volatility & significantly higher commodity prices & customer acquisition costs » GNE strategically paused new customer acquisition & did not renew certain lower margin customers/deals Results: » Record gross margin, adjusted EBITDA & cash flow » Reinstated dividend, repurchased common & preferred stock & provided investment capital for attractive projects across the portfolio 11 Portfolio Management Approach Created Opportunistic Upside Returns During Recent Market Volatility:

GENIE RENEWABLES (GREW)

GREW Growth Strategy 13 Develop, own & operate commercial, community & utility - scale solar projects Strong balance sheet & access to capital markets provides lower cost of capital vs competition Differentiate through vertical integration Generate near - term revenue/EBITDA through existing businesses to help fund ownership Diversegy provides experience with origination channels

Vertical Integration: A Competitive Advantage 14 » Develop, own & operate solar energy projects ranging from 1 to 30mW in size » Originate, design & construction/installation (C&I) of commercial, industrial and utility - scale projects for 3rd parties » Leverages a combination of in - house & outsourced capabilities Genie Solar » Acquire/develop commercial, community & utility - scale projects » GNE is General Partner & investor Sunlight Energy Investments (SEI) » Designs & manufactures solar panels » Non - China operations provide competitive advantage incl. supply chain » Used by Genie Solar & 3 rd party installers Prism Solar » Customer acquisition, billing & management services for community solar projects » Service offerings for GREW and 3 rd party solar developers CityCom Solar » Complementary sales channels with Solar companies Diversegy

15 Commercial Community Utility - Scale US Solar Market Dynamics >600K Commercial Facilities 8X DOE Est. Gr. thru 2025 ~50% * % of new grid capacity (1H22) 131GW * Installed Capacity 1% Penetration Component Shortages due to global supply chain issues *Solar Energy Industry Association ~4% * % of Total US Generation

Favorable Regulatory Environment 16 » Federal ITC (investment tax credit) proposals could open additional opportunities » Increase ITC from 26% to 30% » Potential t ransition from tax credit to cash back (eliminates need for tax liability ) » S till needed for depreciation » Community solar guarantees customers L - T savings over utility » Inflation Reduction Act “ In the next half decade, the long - term tax incentives and manufacturing provisions in the IRA provide the market certainty needed to boost expected solar deployment by over 40% compared to pre - IRA projections.” – Solar Energy Industry Association Potential for up to 30 - 40% of invested capital recovered through incentives within 24 months

FINANCIAL SUMMARY

18 Genie Energy Pro forma Consolidated Financials * 25% 30% 35% 40% 45% 50% 55% $0 $50 $100 $150 $200 $250 $300 $350 $400 2019 2020 2021 TTM Revenue Adj. EBITDA Gross Margin $m *Pro forma excluding the impact of Texas Winter Storm Uri, UK, Japan & GoGas operations a/o 6/30/22. Please see reconciliations in Appendix

GRE Pro forma Financial Highlights * 19 25% 30% 35% 40% 45% 50% $0 $50 $100 $150 $200 $250 $300 $350 2019 2020 2021 TTM Revenue Adj. EBITDA Gross Margin $m *Pro forma excluding the impact of Texas Winter Storm Uri, UK, Japan & GoGas operations a/o 6/30/22. Please see reconciliations in Appendix Key drivers of TTM performance » Increased long position ahead of Winter 2021 » Following increase in market prices and volatility, strategically reduced customer book Net Results: » Yielded excess power locked in above market prices » Higher margins, Adj. EBITDA and cash flow

Genie Renewables Financial Highlights * 20 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% -$5 $5 $15 $25 $35 2019 2020 2021 TTM Revenue Adj. EBITDA Gross Margin $m * Please see reconciliations in Appendix 2020 » Sold low margin solar panels 2021 » Refocused the business to focus on services and development led to margin improvements 2022 » Formed Sunlight Energy Investments » Acquired first project » Expanding salesforce

Capital Allocation 21 » Common stock dividend (currently $0.075/quarter) » Common Stock » Preferred Stock Leverage strong B/S for: » Outsize growth potential (e.g. Solar) » Select M&A » Customer acquisition » New markets » New products Internal Reinvestment Corporate Development Dividend Share repurchases

Genie Energy Summary 22 Proven cash generation from GRE through diverse commodity & economic market environments Core GRE profit growth + emerging growth optionality in renewables Portfolio management drives enhanced FCF for growth investment & shareholder value creation strategies Strong, debt - free balance sheet provides strategic flexibility

THANK YOU! Michael Stein Chief Executive Officer IR Contact: Brian Siegel Senior Managing Director Hayden IR (346) 396 - 8696 brian@haydenir.com Avi Goldin Chief Financial Officer

24 *Pro forma Financials * Pro forma excluding the impact of Texas Winter Storm Uri, GoGas , UK & Japan operations. Please see reconciliations in Appendix $ (000's) 2019 2020 2021 TTM Revenue $313,890 $348,160 $359,800 $353,410 COGS $230,750 $254,070 $242,910 $169,390 Gross Profit $83,140 $94,100 $116,890 $184,020 Gross Margin 26.5% 27.0% 32.5% 52.1% SG&A $65,330 $61,820 $66,530 $73,200 Pro-Forma EBITDA $20,310 $32,880 $51,280 $111,550 Genie Consolidated

25 *Pro - forma Financials * Pro - forma excluding the impact of Texas Winter Storm Uri a/o 12/31/21. Please see reconciliations in Appendix $ (000's) 2019 2020 2021 TTM Revenue     Electricity $246,690 $270,890 $273,020 $250,180     Gas $39,930 $33,560 $38,810 $51,050 Total Revenue $286,610 $304,450 $311,830 $301,230 COGS     Electricity $180,160 $197,040 $188,480 $135,860     Gas $25,820 $19,100 $22,470 $32,190 Total COGS $205,990 $216,140 $210,950 $168,050 Gross Profit $80,620 $88,310 $100,880 $133,180 Gross Margin 28.1% 29.0% 32.4% 44.2% SG&A $52,870 $49,210 $54,530 $58,780 Pro-Forma EBITDA $28,340 $37,440 $46,000 $73,970 Genie Retail Energy

26 Reconciliation Tables Slides 3,18 – Genie Energy Financials - Consolidated 2019 2020 2021 TTM Consolidated revenue (as reported) $315,290 $379,310 $363,730 $353,410 Less Revenue of Genie Japan + Orbit Energy (UK) $1,400 $31,150 $3,930 --- Pro forma consolidated revenue $313,890 $348,160 $359,800 $353,410 Consolidated gross profit (as reported) $82,900 $97,680 $104,860 $184,010 Less Gross profit (loss) of Genie Japan + Orbit Energy (UK) ($240) $3,590 ($2,020) --- Gross (loss) profit from Winter Storm Uri --- --- ($10,000) --- Pro-forma consolidated gross profit $83,140 $94,100 $116,890 $184,010 Pro forma consolidated gross profit margin 26.5% 27.0% 32.5% 52.1% Consolidated Adjusted EBITDA (as reported) $10,090 $23,970 $37,740 $111,420 Less Adjusted EBITDA of Genie Japan + Orbit Energy (UK) ($8,960) ($6,840) ($3,360) --- Profit (loss) from Winter Storm Uri --- --- ($10,000) --- Adjusted EBITDA of GOGAS ($1,260) ($2,120) ($160) ($140) Pro forma consolidated Adjusted EBITDA $20,310 $32,930 $51,260 $111,560

27 Reconciliation Tables Slides 19 – GRE Financial Highlights 2019 2020 2021 TTM GRE revenue (as reported) $286,610 $304,450 $311,830 $301,230 GRE gross profit (as reported) $80,620 $88,310 $90,880 $133,180 Less Gross profit (loss) from Winter Storm Uri --- --- ($10,000) --- Pro-forma GRE gross profit $80,620 $88,310 $100,880 $133,180 Pro-forma GRE gross profit margin 28.1% 29.0% 32.4% 44.2% GRE Adjusted EBITDA (as reported) $28,340 $37,440 $36,000 $73,970 Less Profit (loss) from Winter Storm Uri ($10,000) --- Pro forma GRE Adjusted EBITDA $28,340 $37,440 $46,000 $73,970